UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)
British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)
(763) 312-6755
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01         Entry into a Material Definitive Agreement.

On June 23, 2022, DiaMedica USA Inc. (the “Tenant”), a Delaware corporation and wholly owned subsidiary of DiaMedica Therapeutics Inc., a corporation existing under the laws of British Columbia, Canada (the “Company”), entered into an office lease (the “Lease”) with Medica Services Company, LLC, a Delaware limited liability company (the “Landlord”), whereby the Tenant agreed to lease approximately 6,175 square feet at 301 Carlson Parkway, Suite 210, Minnetonka, Minnesota, USA 55305 (the “Premises”). The Lease has an initial term of five years and five months, commencing on September 1, 2022, and the Tenant has the option to extend the Lease for an additional five years. The Company intends to relocate its principal executive offices, together with its research and development operations, to the Premises on September 1, 2022 following the expiration of the Tenant’s current lease in August 2022.

Under the Lease, the Tenant has agreed to pay rent, after an initial five-month abatement period, in an initial amount equal to approximately $9,000 per month, plus its pro rata share of operating expenses and real estate taxes. The Lease contains customary representations, warranties, covenants, indemnification provisions, default provisions, and other provisions.

As an inducement to the Landlord to enter into the Lease with the Tenant, on June 22, 2022, the Company entered into a lease guaranty agreement (the “Lease Guarantee Agreement”) pursuant to which the Company agreed to fulfill and perform or cause the Tenant to fulfill and perform all of the terms and every payment, covenant and condition which the Tenant is required to make or perform under the Lease. The Lease Guarantee Agreement terminates once full payment of all sums due under the Lease and full performance of all terms, covenants and conditions therein have been kept, observed or performed by the Tenant.

The foregoing summary description of the Lease and the Lease Guaranty Agreement does not purport to be complete and is qualified in its entirety by the full text of the Lease and the Lease Guaranty Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	301 Carlson Parkway Office Lease dated June 22, 2022 between Medica Services Company, LLC and DiaMedica USA Inc.
10.2	Lease Guaranty Agreement dated June 22, 2022 by DiaMedica Therapeutics Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: June 29, 2022